HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-151805        HV-6776 - Premier Innovations(SM)

Supplement dated July 22, 2013 to your Prospectus

HARTFORD MONEY MARKET HLS FUND - CLASS IB

Effective on or about October 21, 2013, the following changes are made to your Prospectus:

1.  Name Change

The Hartford Money Market HLS Fund - Class IB will cease to operate as a money market fund and will: (1) be managed as an ultra-short bond fund, (2) no longer seek to maintain a stable $1.00 net asset value, and (3) be renamed the Hartford Ultrashort Bond HLS Fund - Class IB.

As a result of the change, all references to the Hartford Money Market HLS Fund - Class IB in your Prospectus are deleted and replaced with the Hartford Ultrashort Bond HLS Fund - Class IB.

2.            Fund Objective Change

The investment objective for the Hartford Ultrashort Bond HLS Fund Sub-Account is:

“Seeks total return and income consistent with preserving capital and maintaining liquidity.”

3.  Sub-Adviser Change

Wellington Management Company, LLP will replace Hartford Investment Management Company as the sub-adviser to the Hartford Ultrashort Bond HLS Fund – Class IB.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.